DEAR FELLOW SHAREHOLDERS:

    Despite a very difficult fixed-income environment throughout 1999, your Board of Directors declared 12 monthly dividends each of 9.8 cents per share. The total dividend payment of $1.176 provided an annualized dividend yield of 10.17% based upon the December 31, 1999 closing stock price of $11.5625. As you know, the value of the common stock declined during the year as a result of the difficult fixed-income environment, but also perhaps because of year-end tax loss selling. The common stock traded at a premium of 11.33% to the net asset value in late June. However, near the end of the tax loss selling season in December, the common stock price was trading at an 11.85% discount to NAV.

    While 1999 was a good year for the U.S. economy, which was estimated to have grown in excess of 4%, the investment-grade fixed-income markets in general performed poorly. Despite many positives, such as the absence of worldwide economic and financial turmoil, a significant reduction in U.S. Treasury borrowing, the largest Federal government surplus in many years and good productivity gains, the Federal Reserve (the "Fed") remained alert to any event that could lead to increased inflationary pressures. Moreover, the Fed remained concerned about the absence of factors that kept inflation in check the past couple of years. For example, the prices of commodities are increasing (the price of oil more than doubled), the dollar lost some of its luster against some of our trading partners, worldwide economic growth is gaining momentum and labor markets are as tight as they have been in decades. In addition, consumer spending, the engine of growth, remains strong as it continues to be propped up by a strong stock market and rising home prices. In an attempt to slow down the economy and keep inflation in check, the Fed raised short-term interest rates three times and yields backed up even before the Fed started tightening. For example, yields on two-year U.S. Treasuries rose nearly 100 basis points from 4.55% to 5.52% before the Fed began tightening policy in late June. By year-end, the two-year Treasury rose another 72 basis points and ended the year yielding 6.24%. Similarly, 30-year U.S. Treasury yields rose 85 basis points from 5.12% to 5.97% by late June and increased another 51 basis points by year-end to yield 6.48%.

    As a result of the back up in interest rates, 1999 was a difficult year for the bond markets as prices declined and total returns were negative. For example, 30-year U.S. Treasuries provided a negative total return of 14.4%. Moreover, the Lehman Brothers Aggregate Index had a total return of negative 0.82% which was only the second time since 1973 that its total return was negative. Not surprisingly, the Fund also had a negative total return for the year. According to Lipper Analytical Services, Inc., the Fund had a total return of negative 7.51%. The Fund's high current yield was not enough to offset the longer duration and issue specific corporate spread widening that occurred during the year.

    As we look forward, we believe the worst of the interest rate backup is behind us. The Fed most likely will need to raise rates once or twice more to ensure that aggregate demand will moderate to a less worrisome pace. Also, we feel that inflation, in concert with high productivity growth, will remain moderate with only a slightly faster pace than in 1999. Furthermore, we believe that by year-end 2000, interest rates will be lower than they were at the start of the year.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

    To those of you receiving dividends in cash, we urge you to consider taking advantage of the dividend reinvestment and cash purchase plan (the "Plan") available to all registered shareholders of the Fund. Under the Plan, the Fund absorbs all administrative costs (except brokerage commissions, if any) so that the total amount of your dividends and other distributions may be reinvested in additional shares of the Fund. Also, the cash purchase option permits participants to purchase shares in the open-market through the Plan Agent. Additional information about the Plan is available from The Bank of New York, 1-800-524-4458, or for more details, please turn to page 16. The Plan was amended effective December 1, 1999 to permit the issuance of new Fund shares for dividend reinvestments in certain circumstances where this is beneficial to participants in the Plan and to make other changes. Please read the information regarding the Plan, and the amendments, carefully. We appreciate your investment in Duff & Phelps Utility and Corporate Bond Trust Inc. and look forward to continuing our service to you.

Sincerely,

/s/ Francis E. Jeffries                         /s/ Calvin J. Pedersen
Francis E. Jeffries, CFA                        Calvin J. Pedersen, CFA
Chairman                                        President, Chief Executive Officer

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1999

                                                         RATINGS (UNAUDITED)
                                                     ---------------------------
PRINCIPAL                                                               STANDARD      MARKET
 AMOUNT                                              DUFF &                &          VALUE
  (000)                   DESCRIPTION                PHELPS   MOODY'S    POOR'S      (NOTE 1)
---------   ---------------------------------------  ------   -------   --------   ------------
            / / LONG-TERM INVESTMENTS--137.2%
            U.S. GOVERNMENT AND AGENCY OBLIGATIONS--23.2%
            Government National Mortgage
            Association
            Pass-Through Certificates,
$  1,791    8.00%, 7/15/23.........................  AAA      Aaa       AAA        $  1,815,431
   4,727    8.00%, 8/15/23.........................  AAA      Aaa       AAA           4,790,858
   2,179    8.00%, 5/15/24.........................  AAA      Aaa       AAA           2,205,773
   1,264    7.00%, 3/15/26.........................  AAA      Aaa       AAA           1,223,639
   2,592    7.50%, 5/15/26.........................  AAA      Aaa       AAA           2,565,645
            U.S. Treasury Bonds,
  12,900    10.75%, 2/15/03........................  AAA      Aaa       AAA          14,439,873
  40,000    10.375%, 11/15/12......................  AAA      Aaa       AAA          48,624,800
                                                                                   ------------
                                                                                     75,666,019
            TOTAL U.S. GOVERNMENT AND AGENCY
            OBLIGATIONS
            (cost $80,850,455).....................
                                                                                   ------------

            BONDS--114.0%
            FINANCIAL--16.2%
  10,000    American Express Co.,
            8.625%, 5/15/22........................  AA-      A1        A+           10,456,899
   8,000    Citicorp Capital II,
            8.015%, 2/15/27........................  NR       Aa3       A             7,591,000
   7,000    Countrywide Capital I,
            8.00%, 12/15/26........................  NR       A3        BBB+          6,379,730
  10,000    Great Western Financial Trust II,
            8.206%, 2/01/27........................  NR       A3        BBB-          9,370,900
  10,000    KeyCorp Institution Capital B,
            8.25%, 12/15/26........................  A-       A1        BBB           9,465,949
  10,000    NationsBank Capital Trust IV,
            8.25%, 4/15/27.........................  NR       Aa2       A-            9,612,650
                                                                                   ------------
                                                                                     52,877,128
                                                                                   ------------
            INDUSTRIAL--50.3%
   5,000    Archer-Daniels-Midland Company,
            8.125%, 6/01/12........................  NR       Aa3       AA-           5,184,900
   5,000    Coca-Cola Enterprise Inc.,
            8.50%, 2/01/12.........................  NR       A2        A             5,368,625
  15,000    Dayton Hudson Corp.,
            8.50%, 12/01/22........................  A-       A3        A-           15,043,649

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1999

                                                         RATINGS (UNAUDITED)
                                                     ---------------------------
PRINCIPAL                                                               STANDARD      MARKET
 AMOUNT                                              DUFF &                &          VALUE
  (000)                   DESCRIPTION                PHELPS   MOODY'S    POOR'S      (NOTE 1)
---------   ---------------------------------------  ------   -------   --------   ------------
$  3,450    Fort James Corporation,
            9.25%, 11/15/21........................  NR       Baa2      BBB        $  3,802,428
  10,000    Georgia Pacific Corp.,
            9.625%, 3/15/22........................  NR       Baa2      BBB-         10,324,750
   3,000    8.625%, 4/30/25........................  NR       Baa2      BBB-          2,952,435
  10,250    McDonnell Douglas Corporation,
            9.75%, 4/01/12.........................  NR       A2        AA-          11,662,398
   5,000    Nova Gas Transmissions Limited,
            7.875%, 4/01/23........................  NR       A2        A-            4,872,425
   5,000    Occidental Petroleum Corporation,
            9.25%, 8/01/19.........................  BBB      Baa3      BBB           5,536,100
   5,000    8.75%, 1/15/23.........................  BBB      Baa3      BBB           5,298,150
  15,000    Phillips Petroleum Company,
            8.49%, 1/01/23.........................  NR       A3        A-           15,107,175
   9,000    Ralston Purina Co.,
            8.125%, 2/01/23........................  A-       Baa1      A-            8,604,225
  10,000    Sears Roebuck and Co.,
            9.375%, 11/01/11.......................  A        A3        A-           10,708,700
   5,000    Sun Company, Inc.,
            9.00%, 11/01/24........................  NR       Baa2      BBB           5,071,300
   6,225    Tele-Communications, Inc.,
            9.80%, 2/01/12.........................  NR       A2        AA-           7,286,424
   5,275    10.125%, 4/15/22.......................  NR       A2        AA-           6,590,031
   3,200    9.875%, 6/15/22........................  NR       A2        AA-           3,915,232
   5,000    Time Warner Entertainment Company,
            L.P.,
            10.15%, 5/01/12........................  BBB      Baa2      BBB           5,879,625
   5,000    8.875%, 10/01/12.......................  BBB      Baa2      BBB           5,401,100
   7,000    Time Warner Inc.,
            9.15%, 2/01/23.........................  BBB-     Baa3      BBB           7,841,610
  10,000    Trans-Canada Pipelines Limited,
            9.875%, 1/01/21........................  NR       A2        A-           11,903,650
   5,000    USX Corporation,
            9.375%, 2/15/12........................  BBB      Baa2      BBB-          5,551,600
                                                                                   ------------
                                                                                    163,906,532
                                                                                   ------------
            TELEPHONE--17.0%
  10,500    AT&T Corp.,
            8.35%, 1/15/25.........................  AA-      A1        AA-          10,440,989
  10,000    Bell Canada Inc.,
            9.50%, 10/15/10........................  NR       A2        A+           11,407,100

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1999

                                                         RATINGS (UNAUDITED)
                                                     ---------------------------
PRINCIPAL                                                               STANDARD      MARKET
 AMOUNT                                              DUFF &                &          VALUE
  (000)                   DESCRIPTION                PHELPS   MOODY'S    POOR'S      (NOTE 1)
---------   ---------------------------------------  ------   -------   --------   ------------
$  6,500    GTE Northwest Incorporated,
            7.875%, 6/01/26........................  AA-      A2        AA-        $  6,235,547
  10,000    MCI Communications Corp.,
            8.25%, 1/20/23.........................  A-       A3        A-           10,364,350
   5,000    New York Telephone Co.,
            8.625%, 11/15/10.......................  A-       A2        A+            5,406,150
  10,125    Sprint Corp.,
            9.25%, 4/15/22.........................  BB+      Baa1      BBB+         11,610,894
                                                                                   ------------
                                                                                     55,465,030
                                                                                   ------------
            UTILITIES--ELECTRIC--30.5%
  10,000    Arizona Public Service Co.,
            8.00%, 2/01/25.........................  A-       Baa1      A-            9,665,049
  10,000    Boston Edison Co.,
            7.80%, 3/15/23.........................  A        A1        A-            9,468,399
  10,000    CalEnergy Company, Inc.,
            8.48%, 9/15/28.........................  NR       Baa3      BBB-         10,369,050
  17,438    ComEd Financing II,
            8.50%, 1/15/27.........................  BBB-     Baa3      BBB-         16,954,619
   5,000    Connecticut Light & Power Co.,
            8.50%, 6/01/24.........................  NR       Baa3      BBB-          4,861,525
   6,000    Dayton Power & Light Co.,
            8.15%, 1/15/26.........................  AA       Aa3       AA-           5,835,690
   1,500    Houston Lighting & Power Company,
            7.75%, 3/15/23.........................  BBB+     A3        A-            1,394,317
   5,000    Hydro-Quebec,
            8.40%, 1/15/22.........................  AA-      A2        A+            5,318,175
  10,000    Pacific Gas & Electric Co.,
            8.25%, 11/01/22........................  NR       A1        AA-          10,390,650
   5,000    Pennsylvania Power & Light Co.,
            8.50%, 5/01/22.........................  NR       A3        A-            5,372,200
   5,000    Texas Utilities Electric Co.,
            9.75%, 5/01/21.........................  BBB      A3        BBB+          5,380,600
  10,000    8.875%, 2/01/22........................  BBB      A3        BBB+         10,053,750
   5,000    Western Resources, Inc.,
            7.125%, 8/01/09........................  BB+      Baa1      BBB           4,417,050
                                                                                   ------------
                                                                                     99,481,074
                                                                                   ------------
                                                                                    371,729,764
            TOTAL BONDS (cost $390,054,194)........
                                                                                   ------------
                                                                                    447,395,783
            TOTAL LONG-TERM INVESTMENTS
            (cost $470,904,649)....................
                                                                                   ------------

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                               DECEMBER 31, 1999

PRINCIPAL                                                                   MARKET
 AMOUNT                                                                     VALUE
  (000)                             DESCRIPTION                            (NOTE 1)
---------   -----------------------------------------------------------  ------------
            / / SHORT- AND MEDIUM-TERM INVESTMENTS--10.9%
            COMMERCIAL PAPER--0.8%
$  2,500    General Electric Capital Corp.,
            5.87%, 1/28/00
            (cost $2,500,000)..........................................  $  2,500,000
                                                                         ------------
            MEDIUM-TERM NOTE--3.0%
   9,995    J.P. Morgan & Co., Medium-Term Note, Series A,
            6.5087%, 7/06/00(a)
            (cost $9,995,528)..........................................     9,995,528
                                                                         ------------
            TIME DEPOSITS--7.1%
  10,000    Banque Nationale De Paris,
            7.00%, 1/04/00.............................................    10,000,000
  13,083    Credit Commercial De France Paris,
            10.50%, 1/03/00............................................    13,083,000
                                                                         ------------

            TOTAL TIME DEPOSITS (cost $23,083,000).....................    23,083,000
                                                                         ------------

            TOTAL SHORT- AND MEDIUM-TERM INVESTMENTS
            (cost $35,578,528).........................................    35,578,528
                                                                         ------------

            TOTAL INVESTMENTS--148.1%
            (cost $506,483,177) (Note 3)...............................   482,974,311
            Liabilities, less cash and other assets--(48.1%)...........  (156,798,700)
                                                                         ------------
            NET ASSETS--100%...........................................  $326,175,611
                                                                         ============

----------------------------
 (a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at December 31, 1999.

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999

ASSETS
Investments, at value (cost $506,483,177)...................  $482,974,311
Cash........................................................     7,212,073
Interest receivable.........................................    10,219,113
Prepaid assets and other assets.............................        57,105
                                                              ------------
    Total assets............................................   500,462,602
                                                              ------------

LIABILITIES
Commercial paper (Note 5)...................................   140,720,819
Payable upon return of securities loaned (Note 4)...........    33,078,528
Investment advisory fee payable (Note 2)....................       196,580
Administrative fee payable (Note 2).........................        41,429
Accrued expenses and other liabilities......................       249,635
                                                              ------------
    Total liabilities.......................................   174,286,991
                                                              ------------
NET ASSETS..................................................  $326,175,611
                                                              ============

CAPITAL
Common stock, $.01 par value, 600,000,000 shares authorized,
  26,015,314 shares issued and outstanding (Note 6).........  $    260,153
Additional paid-in capital..................................   357,768,335
Distributions in excess of net investment income............      (160,169)
Accumulated net realized loss on investment transactions....    (8,183,842)
Net unrealized depreciation on investments..................   (23,508,866)
                                                              ------------
NET ASSETS..................................................  $326,175,611
                                                              ============

Net asset value per share of common stock:
  ($326,175,611 DIVIDED BY 26,015,314 shares of common stock
  issued and outstanding)...................................  $      12.54
                                                              ============

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME
  Interest income...........................................  $ 38,976,758
  Security lending fee income...............................        74,416
                                                              ------------

    Total investment income.................................    39,051,174
                                                              ------------
EXPENSES
  Investment advisory fee (Note 2)..........................     2,466,968
  Administrative fee (Note 2)...............................       528,424
  Commercial paper fee......................................       279,066
  Directors' fees...........................................       199,027
  Commissions expense--commercial paper.....................       144,985
  Transfer agent fee and expenses...........................       138,142
  Professional fees.........................................       103,430
  Custodian fee and expenses................................        57,315
  Registration fee..........................................        32,340
  Reports to shareholders...................................        27,980
  Other.....................................................        11,449
                                                              ------------

  Total operating expenses (before interest expense)........     3,989,126
  Interest expense--commercial paper (Note 5)...............     7,480,549
                                                              ------------

    Total expenses..........................................    11,469,675
                                                              ------------

         Net investment income..............................    27,581,499
                                                              ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investment transactions..............     3,343,252
  Net change in unrealized depreciation on investments......   (58,962,144)
                                                              ------------
    Net realized and unrealized loss on investments.........   (55,618,892)
                                                              ------------

NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS................................................  $(28,037,393)
                                                              ============

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                            STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

INCREASE (DECREASE) IN CASH
Cash flows provided by (used in) operating activities:
    Interest received.......................................  $  38,632,149
    Expenses paid...........................................     (3,997,542)
    Interest expense paid...................................     (7,303,728)
    Purchase of long-term portfolio investments.............    (84,166,762)
    Proceeds from sale of long-term portfolio investments...     81,376,600
    Net proceeds from sales in excess of purchases of
short-term portfolio investments............................     43,519,187
                                                              -------------
    Net cash provided by operating activities...............     68,059,904
                                                              -------------

Cash flows used in financing activities:
    Net cash used for securities loaned.....................    (42,019,187)
    Net cash used for commercial paper......................       (913,958)
    Cash dividends paid to shareholders.....................    (30,594,013)
                                                              -------------
    Net cash used in financing activities...................    (73,527,158)
                                                              -------------

Net decrease in cash........................................     (5,467,254)
    Cash at beginning of year...............................     12,679,327
                                                              -------------
    Cash at end of year.....................................  $   7,212,073
                                                              =============

RECONCILIATION OF NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES
Net decrease in net assets resulting from operations........  $ (28,037,393)
                                                              -------------
    Decrease in investments.................................     40,729,025
    Net realized gain on investment transactions............     (3,343,252)
    Net change in unrealized depreciation on investments....     58,962,144
    Increase in interest receivable.........................       (390,875)
    Increase in commercial paper discount...................        176,821
    Accretion of discount...................................        (28,150)
    Increase in prepaid assets and other assets.............        (11,402)
    Decrease in investment advisory fee payable.............        (20,732)
    Decrease in administrative fee payable..................         (6,121)
    Increase in accrued expenses and other liabilities......         29,839
                                                              -------------
         Total adjustments..................................     96,097,297
                                                              -------------
Net cash provided by operating activities...................  $  68,059,904
                                                              =============

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                       FOR THE               FOR THE
                                                      YEAR ENDED            YEAR ENDED
                                                  DECEMBER 31, 1999     DECEMBER 31, 1998
                                                  ------------------    ------------------
OPERATIONS
  Net investment income.......................       $ 27,581,499          $ 27,425,378
  Net realized gain on investment
    transactions..............................          3,343,252             3,538,593
  Net change in unrealized appreciation
    (depreciation) on investments.............        (58,962,144)            7,752,104
                                                     ------------          ------------
  Net increase (decrease) in net assets
    resulting from operations.................        (28,037,393)           38,716,075
                                                     ------------          ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income.......................        (30,594,013)          (30,594,021)
                                                     ------------          ------------

  Total increase (decrease)...................        (58,631,406)            8,122,054

NET ASSETS
  Beginning of year...........................        384,807,017           376,684,963
                                                     ------------          ------------

  End of year.................................       $326,175,611          $384,807,017
                                                     ============          ============

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                              FINANCIAL HIGHLIGHTS

                                                                       FOR THE YEAR ENDED DECEMBER 31,
                                                 ----------------------------------------------------------------------------
                                                       1999             1998           1997           1996           1995
                                                 ----------------   ------------   ------------   ------------   ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year.............      $  14.79         $ 14.48        $  13.80       $ 14.81        $ 12.18
                                                     --------         -------        --------       -------        -------
  Net investment income........................          1.06            1.06            1.08          1.10           1.09
  Net realized and unrealized gain (loss) on
    investment transactions....................         (2.13)           0.43            0.78         (1.03)          2.72
                                                     --------         -------        --------       -------        -------
Net increase (decrease) from investment
  operations...................................         (1.07)           1.49            1.86          0.07           3.81
                                                     --------         -------        --------       -------        -------

Distributions from net investment income.......         (1.18)          (1.18)          (1.18)        (1.08)         (1.11)

Distributions in excess of net investment
  income.......................................            --              --              --            --          (0.07)
                                                     --------         -------        --------       -------        -------
Total distributions............................         (1.18)          (1.18)          (1.18)        (1.08)         (1.18)
                                                     --------         -------        --------       -------        -------

Net asset value, end of year(1)................      $  12.54         $ 14.79        $  14.48       $ 13.80        $ 14.81
                                                     ========         =======        ========       =======        =======
Per share market value, end of year(1).........      $11.5625         $15.375        $14.4375       $12.875        $13.875
                                                     ========         =======        ========       =======        =======

TOTAL INVESTMENT RETURN(2).....................        (18.32)%          15.24%         22.21%          0.69%         36.21%

RATIOS TO AVERAGE NET ASSETS(3)
Operating expenses(4)..........................          1.01%            0.91%          0.80%          0.80%          0.78%
Commercial paper expenses......................          2.25%            2.22%          2.35%          2.30%          2.52%
Net investment income..........................          7.84%            7.26%          7.84%          8.02%          7.92%

SUPPLEMENTAL DATA
Portfolio turnover.............................            17%              10%            12%            13%             5%
Net assets, end of year (000)..................      $326,176         $384,807       $376,685       $358,941       $385,329
COMMERCIAL PAPER INFORMATION
Aggregate amount outstanding at end of year
  (000)........................................      $143,000         $143,000       $143,000       $143,000       $143,000
Average daily amortized cost of commercial
  paper outstanding (000)......................      $141,157         $141,063       $141,704       $141,322       $141,369
Asset coverage per $1,000 at end of year.......      $  3,268         $  3,684       $  3,625       $  3,501       $  3,704

------------------------------------

(1) Net asset value and market value are published in THE WALL STREET JOURNAL each Monday.
(2) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each year reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Brokerage commissions are not reflected.
(3) As a percentage of average weekly net assets which includes any liabilities or senior securities constituting indebtedness in connection with financial leverage.
(4) Exclusive of commercial paper expenses.

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                         NOTES TO FINANCIAL STATEMENTS

    Duff & Phelps Utility and Corporate Bond Trust Inc. (the "Fund") was organized in Maryland on November 23, 1992 as a diversified, closed-end management investment company with operations commencing on January 29, 1993.

    The Fund's investment objective is to seek high current income consistent with investing in securities of investment-grade quality. The Fund seeks to achieve its investment objective by investing substantially all of its assets in a diversified portfolio of Utility Income Securities, Corporate Income Securities, Mortgage-Backed Securities and Asset-Backed Securities. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific state, industry or region.

NOTE 1.  SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION: The Fund values its fixed-income securities by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments with similar characteristics in accordance with procedures established by the Board of Directors of the Fund. The relative illiquidity of some securities in the Fund's portfolio may adversely affect the ability of the Fund to accurately value such securities. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

    Debt securities having a remaining maturity of sixty days or less are valued at cost adjusted for amortization of premiums and accretion of discounts.

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund accretes original issue discount on securities using the effective interest method.

FEDERAL INCOME TAXES: It is the Fund's intention to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income and capital gains, if any, to shareholders to qualify as a regulated investment company. For this reason, no Federal income tax provision is required. For Federal income tax purposes, the Fund had a capital loss carryforward of $8,183,842 at December 31, 1999, of which $3,401,429 expires in 2002 and $4,782,413 expires in 2003, if not offset by subsequent capital gains.

DIVIDENDS AND DISTRIBUTIONS: The Fund will declare and pay dividends to shareholders on a monthly basis. The dividends are recorded by the Fund on the ex-dividend date.

    Dividends and distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, certain amounts have been reclassified within capital to reflect Fund distributions. On the statement of assets and liabilities, $3,012,514 has been reclassed from distributions in excess of net investment income to additional paid-in-capital. This reclassification has no effect on net asset value per share.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
REPURCHASE AGREEMENTS: Repurchase agreements are fully collateralized by U.S. Treasury or Government Agency securities. All collateral is held through the Fund's custodian and is monitored daily so that its market value exceeds the carrying value of the repurchase agreement.

USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts for income and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2.  AGREEMENTS

    The Fund has an Advisory Agreement with Duff & Phelps Investment Management Co. (the "Adviser"), a subsidiary of Phoenix Investment Partners Ltd. and an Administration Agreement with Princeton Administrators, L.P. (the
"Administrator").

    The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of .50% of the Fund's average weekly managed assets which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

    The administrative fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of .15% of the Fund's average weekly net assets (which includes any liabilities or senior securities constituting indebtedness in connection with financial leverage) subject to a monthly minimum of $12,500.

    Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of directors and officers of the Fund who are full-time employees of the Adviser. The Administrator pays certain occupancy, clerical and accounting costs of the Fund. The Fund bears all other costs and expenses.

NOTE 3.  PORTFOLIO SECURITIES

    For the year ended December 31, 1999, the Fund made purchases of $84,166,762 and sales of $81,376,600 of investment securities, other than short-term investments. For the year ended December 31, 1999, the Fund had no purchases or sales of U.S. Government securities.

    The Federal income tax basis of the Fund's investments at December 31, 1999 was $506,483,177 and, accordingly, net unrealized depreciation aggregated $23,508,866 of which $2,451,566 related to appreciated securities and $25,960,432 related to depreciated securities.

NOTE 4.  SECURITY LENDING

    The Fund may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation for lending its securities in the form of fee income. The Fund also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

    As of December 31, 1999, the Fund's custodian held cash and short-term investments having an aggregate value of $33,078,528 as collateral for portfolio securities loaned having a market value of $31,634,437.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                   NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

NOTE 5.  COMMERCIAL PAPER

    As of December 31, 1999, $143,000,000 of commercial paper was outstanding with an amortized cost of $140,720,819. The average discount rate of commercial paper outstanding at December 31, 1999 was 5.90%. The average daily balance of commercial paper outstanding for the year ended December 31, 1999 was $141,157,368 at a weighted average discount rate of 5.3715%. The maximum amount of commercial paper outstanding at any time during the year was $143,000,000. In conjunction with the issuance of the commercial paper, the Fund entered into a line of credit arrangement with a bank for $75,000,000. Interest on borrowing is based on market rates in effect at the time of borrowing. The commitment fee is computed at the rate of 0.18% per annum on the unused balance. During the year ended December 31, 1999, there were no borrowings under this arrangement.

NOTE 6.  CAPITAL

    There are 600,000,000 shares of $.01 par value common stock authorized. Of the 26,015,314 shares of common stock outstanding at December 31, 1999, Phoenix Investment Partners Ltd. owned 14,382 shares.

                         REPORT OF INDEPENDENT AUDITORS
To the Shareholders and Board of Directors
Duff & Phelps Utility and Corporate Bond Trust Inc.

    We have audited the accompanying statement of assets and liabilities of Duff & Phelps Utility and Corporate Bond Trust Inc., the "Fund," including the portfolio of investments, as of December 31, 1999, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Duff & Phelps Utility and Corporate Bond Trust Inc. at December 31, 1999, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

Chicago, Illinois
January 27, 2000

                  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
    Common shareholders are automatically enrolled in the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"). Under the Plan, all distributions to common shareholders of dividends and capital gains will automatically be reinvested by The Bank of New York (the "Plan Agent"), in additional shares of common stock of the Fund unless an election is made to receive distributions in cash. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent.

    The Plan Agent serves as agent for the common shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gains distribution, if (1) the market price of shares on the valuation date equals or exceeds the net asset value of these shares, the Fund will issue new shares to you at net asset value, provided that the Fund will not issue new shares at a discount of more than 5% from the then current market price; or if
(2) the market price is lower than the net asset value, or if dividends or capital gains distributions are declared and payable only in cash, then the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy shares of common stock in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the common stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's common stock, resulting in the acquisition of fewer shares of common stock than if the dividend or distribution had been paid in common stock issued by the Fund. As described below, the Plan was amended, effective December 1, 1999, whereby the Fund will issue new shares in circumstances in which it will be beneficial to shareholders.

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions (or equivalent purchase costs) incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions and with voluntary additional share investments. There are no other charges to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions (or equivalent purchase costs) as described above.

    The Plan also permits Plan participants to periodically purchase additional shares of common stock through the Plan by delivering to the Plan Agent a check for at least $100, but not more than $5,000 in any month. The Plan Agent will use the funds to purchase shares in the open market or in private transactions. The Fund will not issue any new shares in connection with voluntary additional share investments. Purchases made pursuant to the Plan will be made commencing at the time of the first dividend or distribution payment following the second business day after receipt of the funds for additional purchases, and may be aggregated with purchases of shares for reinvestment of the dividends and distributions. Shares will be allocated to the accounts of participants purchasing additional shares at the average price per share, plus a service charge imposed by the Plan Agent and brokerage commissions (or equivalent purchase costs) paid by the Plan Agent for all shares purchased by it, including for reinvestment of dividends and distributions. Checks drawn on a foreign bank are subject to collection and collection fees, and will be invested at the time of the next distribution after funds are collected by the Plan Agent.

    The Plan Agent will make every effort to invest funds promptly, and in no event more than 30 days after the Plan Agent receives a dividend or distribution, except where postponement is deemed necessary to comply with applicable provisions of the federal securities laws.

    Funds sent to the Plan Agent for voluntary additional share investment may be recalled by the participant by written notice received by the Plan Agent not later than two business days before the next distribution payment date. If for any reason a regular monthly distribution is not paid by the Fund, funds for voluntary additional share investment will be returned to the participant, unless the participant specifically directs that they continue to be held by the Plan Agent for subsequent investment.

    Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a common shareholder to take all subsequent dividends and distributions in cash. Elections will only be effective for dividends and distributions declared after, and with a record date of at least ten days after, such elections are received by the Plan Agent. There is no penalty for non-participation in or withdrawal from the Plan, and shareholders who have withdrawn from the Plan may rejoin it at any time. The Plan Agent imposes charges on participants for selling participants shares on termination of participation (currently $5.00 plus $.10 per share). The Fund reserves the right to amend the Plan to institute a service charge to participants.

    The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

    Common shareholders whose common stock is held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

    In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are participants in the Plan.

    The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all participants in the Plan at least 90 days before the record date for the dividend or distribution. The Plan may also be amended or terminated by the Plan Agent by at least 90 days' written notice to all participants in the Plan. All questions concerning the Plan should be directed to the Plan Agent by calling 1-800-524-4458.

                   FEDERAL INCOME TAX INFORMATION (UNAUDITED)

    None of the ordinary income distributions paid by the Fund during the fiscal year ended December 31, 1999, qualifies for the dividends received deduction for corporations. Additionally, there were no long-term capital gain distributions paid by the Fund during the year.

    The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.

    Listed below are the percentages of total assets of the Fund invested in Federal obligations as of the end of each quarter of the fiscal year.

                                                                                PERCENTAGE OF
            QUARTER ENDED                                                   FEDERAL OBLIGATIONS*
            -------------                                                   --------------------
            March 31, 1999                                                          11.57%
            June 30, 1999                                                           11.91%
            September 30, 1999                                                      12.66%
            December 31, 1999                                                       12.60%

Of the Fund's distributions paid to shareholders from ordinary income during the calendar year ended December 31, 1999, 12.78% was attributable to Federal obligations. In calculating the foregoing percentage, expenses of the Fund have been allocated on a pro-rata basis.
----------------------------

* For purposes of this calculation, Federal obligations include U.S. Treasury Notes, U.S. Treasury Bills, and U.S. Treasury Bonds. Also included are obligations issued by the following agencies: Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Land Banks, Federal Home Loan Banks, and the Student Loan Marketing Association. Repurchase agreements are not included in this calculation.

                       ADDITIONAL INFORMATION (UNAUDITED)

    During the period, there have been no material changes in the Fund's investment objective or fundamental policies that have not been approved by the shareholders. There have been no changes in the Fund's charter or By-Laws that would delay or prevent a change in control of the Fund which have not been approved by the shareholders. There have been no changes in the principal risk factors associated with investment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund's portfolio.

    The Board of Directors has adopted a stock compensation program utilizing shares of the Fund. Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market.

DIRECTORS
Francis E. Jeffries, CHAIRMAN
E. Virgil Conway
William W. Crawford
William N. Georgeson
Philip R. McLoughlin
Eileen A. Moran
Everett L. Morris
Richard A. Pavia
Harry Dalzell-Payne

OFFICERS
Calvin J. Pedersen
PRESIDENT & CHIEF EXECUTIVE OFFICER
Dennis A. Cavanaugh
SENIOR VICE PRESIDENT, CHIEF INVESTMENT OFFICER & ASSISTANT TREASURER James W. Rosenberger
TREASURER & ASSISTANT SECRETARY
Nancy J. Engberg
SECRETARY

INVESTMENT ADVISER
Duff & Phelps Investment Management Co.
55 East Monroe Street
Chicago, IL 60603
(312) 541-5555

ADMINISTRATOR
Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ 08543-9095
(800) 543-6217

CUSTODIAN AND TRANSFER AGENT
The Bank of New York
P.O. Box 11258
Church Street Station
New York, NY 10286
(800) 524-4458

INDEPENDENT AUDITORS
Ernst & Young LLP
233 South Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, IL 60606

This report is for stockholder information.
This is not a prospectus intended for use in the purchase or sale of Fund shares.

Duff & Phelps Utility and Corporate Bond Trust Inc.
55 East Monroe Street
Chicago, IL 60603
Duff & Phelps Utility
and Corporate Bond Trust

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        ANNUAL REPORT
      DECEMBER 31, 1999